UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 2, 2004
                                                         ----------------


                                    NN, INC.
               (Exact Name of Registrant as Specified in Charter)


      Delaware                           0-23486                 62-1096725
--------------------------------------------------------------------------------
(State or Other Jurisdiction of        (Commission            (I.R.S. Employer
   Incorporation or Organization)      File Number)       Identification Number)

              2000 Waters Edge Drive, Johnson City, Tennessee 37604
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               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:            (423) 743-9151
                                                       -------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting   material  pursuant  to  Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ]  Pre-commencement   communications   pursuant  to  Rule  14d-2(b)  under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications   pursuant  to  Rule  13e-4(c)  under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Furnished as Exhibit 99.1 is a copy of the earnings release of NN, Inc. for the quarter ended September 30, 2004, which was issued on November 2, 2004.

Item 9.01. Financial Statements and Exhibits

        (c) Exhibits.

     The following exhibit is furnished purusant to Item 2.02, is not considered "filed" under the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any of the previous or future filings of NN, Inc. under the Securities Act of 1933, as amended, or the Exchange Act:

Exhibits:

        Exhibit
        Number               Description of Exhibit
        -------   ---------------------------------------------------
        99.1      Press Release of NN, Inc. dated November 2, 2004

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NN, Inc.


Dated:   November 5, 2004             By:/s/ William C. Kelly, Jr.
                                      ------------------------------------------
                                      William C. Kelly, Jr.
                                      Secretary, Treasurer and
                                      Chief Administrative Officer